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                                                                    EXHIBIT 99.2









TELECOMM INDUSTRIES CORP.
NETWORK SERVICES AGENCY DIVISION
FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2000

AND FOR THE THREE MONTHS ENDED MARCH 31, 1999



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TELECOM INDUSTRIES CORP.

TABLE OF CONTENTS


                                                                                                     PAGE(S)

Financial Statements:

   Balance Sheets as of March 31, 2000 and December 31, 1999                                             3

   Statements of Operations for the three months ended March 31, 2000 and 1999                           4

   Statements of Cash Flows for the three months ended March 31, 2000 and 1999                           5

Notes to Financial Statements                                                                          6-8



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TELECOMM INDUSTRIES CORP.
NETWORK SERVICES AGENCY DIVISION

BALANCE SHEETS
AS OF MARCH 31, 2000 AND DECEMBER 31, 1999


                                                                                   MARCH 31,       DECEMBER 31,
                                  ASSETS                                             2000             1999
                                                                                  (UNAUDITED)       (AUDITED)

Current assets:
     Accounts receivable, net                                                    $  3,783,247      $  4,210,971
     Prepaid expenses                                                                 404,460           312,624
                                                                                 ------------      ------------

                                  Total current assets                              4,187,707         4,523,595

     Property and equipment,  net                                                     496,502           521,089
     Accounts receivable, net                                                       4,189,950         4,121,843
     Intangibles and other assets, net                                              3,341,045         3,395,148
     Deferred income taxes                                                            104,671           104,671
                                                                                 ------------      ------------

                                  Total assets                                   $ 12,319,875      $ 12,666,346
                                                                                 ============      ============

                       LIABILITIES AND DIVISIONAL EQUITY

Current liabilities:
     Line of credit                                                              $  2,428,072      $  1,868,182
     Current portion of long-term debt                                                791,073           790,980
     Accounts payable                                                                  51,077           146,709
     Accrued payroll and related expenses                                              48,029            46,350
     Accrued commissions and  bonus                                                   234,172           194,289
     Deferred income taxes                                                            868,152           868,152
     Income taxes payable to  Parent                                                  947,421           947,421
     Other accrued expenses                                                            68,261           200,963
                                                                                 ------------      ------------

                                  Total current liabilities                         5,436,257         5,063,046

Long-term debt, less  current portion                                               3,959,630         4,157,365
Deferred income taxes                                                               1,821,719         1,742,924
                                                                                 ------------      ------------

                                  Total liabilities                                11,217,606        10,963,335

Commitments and contingencies

Divisional equity                                                                   1,102,269         1,703,011
                                                                                 ------------      ------------

                                  Total liabilities and divisional equity        $ 12,319,875      $ 12,666,346
                                                                                 ============      ============



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TELECOMM INDUSTRIES CORP.
NETWORK SERVICES AGENCY DIVISION

STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999


                                                                          2000              1999
                                                                       (UNAUDITED)       (UNAUDITED)

Network service revenue                                                $ 1,777,039       $ 2,267,429
Long distance and other revenue                                             74,712            83,141
                                                                       -----------       -----------

                Net revenues                                             1,851,751         2,350,570
                                                                       -----------       -----------

Commission, contractor fees and related expenses                            39,268             2,968
Sales and service costs                                                    132,790           127,548
                                                                       -----------       -----------

                Net cost of commissions, contractor fees
                              and related expenses                         172,058           130,516
                                                                       -----------       -----------

Selling, general and administrative expenses                             1,312,498         1,275,853
                                                                       -----------       -----------

Operating income                                                           367,195           944,201

Other income (expense):
     Interest expense                                                     (157,076)         (138,422)
                                                                       -----------       -----------
                                                                          (157,076)         (138,422)

Income from operations before income tax expense                           210,119           805,779
Income tax expense                                                          78,795           302,167
                                                                       -----------       -----------

Net income                                                             $   131,324       $   503,612
                                                                       ===========       ===========



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TELECOMM INDUSTRIES CORP.
NETWORK SERVICES AGENCY DIVISION

STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS MARCH 31, 2000 AND 1999


                                                                           2000              1999
                                                                       (UNAUDITED)       (UNAUDITED)

Cash flows from operating activities:
   Net income                                                          $   131,324       $   503,612
   Adjustments to reconcile net income to net cash
          provided by operating activities:
      Depreciation and amortization                                         89,022            91,564
      Deferred income taxes, net                                            78,795           302,167
      Deferred financing fees                                                8,355             2,786
      Changes in assets and liabilities:
          Accounts receivable, net                                         427,724           708,551
          Accounts receivable, net - long-term portion                     (68,107)         (424,687)
          Prepaid expenses                                                 (91,836)          (56,937)
          Employee advances                                                     --            40,300
          Accounts payable                                                 (95,632)         (248,975)
          Accrued payroll and related expenses                               1,679            43,315
          Accrued commissions and bonus                                     39,883           (66,485)
          Other accrued expenses                                          (132,702)          (74,857)
                                                                       -----------       -----------

               Total adjustments                                           257,181           316,742
                                                                       -----------       -----------

               Net cash provided by operating activities                   388,505           820,354
                                                                       -----------       -----------

Cash flows from investing activities:
   Purchases of property and equipment                                     (18,687)           (7,112)

Cash flows from financing activities:
   Proceeds (payments) on long-term debt                                  (197,642)         (132,606)
   Net borrowings (payments) under line of credit                          559,890           385,638
   Distributions to Telecomm Industries Corp., net                        (732,066)       (1,066,274)
                                                                       -----------       -----------

               Net cash (used in) financing activities                    (369,818)         (813,242)
                                                                       -----------       -----------

Net change in cash                                                              --                --

Cash at beginning of period                                                     --                --
                                                                       ===========       ===========

Cash at end of period                                                  $        --       $        --
                                                                       ===========       ===========



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  1.   ORGANIZATION AND BASIS OF PRESENTATION:

       ORGANIZATION

       Telecomm Industries Corp.-Network Services Agency Division (the "Division") is wholly owned by Telecomm Industries Corp. ("Telecomm") and consists of the operations and related assets and liabilities of Telecomm required to service the Ameritech Distributor Agreement between Telecomm and Ameritech. Telecomm is incorporated under the laws of the State of Delaware and has its principal offices in Naperville, Illinois.

       On July 19, 2000, PentaStar Communications, Inc. ("PentaStar"), through a wholly-owned subsidiary, completed the acquisition of the assets of the Division pursuant to a Purchase Agreement ("Agreement") dated April 15, 2000.

       The initial purchase consideration paid at closing for the assets consisted of $1,065,000 of cash, the issuance of 278,949 shares of PentaStar's common stock, $.0001 par value (which shares had a fair market value as defined in the agreement of $6,465,000), and the assumption of certain debt and operating liabilities of TCMM. In addition, there are potential earnout payments to Telecomm based upon certain operating performance criteria during the period from April 1, 2000 through March 31, 2001. The total amount of cash and stock consideration and assumed short-term debt paid at closing cannot exceed $18,000,000. The 278,949 shares of PentaStar common stock were placed in a general indemnification escrow until the date in which the earnout amount is determined. The initial stock consideration is subject to post-closing adjustments based upon achievement, or non-achievement of a certain EBITA amount during the earn-out period.

       BASIS OF PRESENTATION

       The financial statements as of March 31, 2000 and for the three months ended March 31, 2000 and March 31, 1999, are unaudited and prepared pursuant to the interim reporting rules and regulations of the Securities and Exchange Commission; however, the financial statements include all adjustments (consisting of normal recurring adjustments) considered necessary by management for a fair presentation of the financial position and results of operations for the periods. The results of operations for interim periods are not necessarily indicative of the results that may be expected for the entire year.

       The accompanying financial statements are a carve-out of amounts reported for Telecomm, that have been prepared using Division-specific information where available and allocations where data is not maintained on a Division specific basis within Telecomm's books and records.

       The following accounts are maintained by Telecomm and presented in these financial statements on a Division specific basis: receivables, prepaid expenses, intangible assets, accounts payable and accrued expenses, revenue, commissions, and certain other expense amounts. Property, plant, and equipment, except items that were not specifically identifiable to any particular aspect of Telecomm, were also presented on a Division specific basis. All other balance sheet amounts were allocated to the Division based on a variety of factors such as the Division's relative proportion of revenue, employee-headcount, space, and time and effort, to the Telecomm total.

       The Division's financial statements include allocated expenses from the sharing of certain executive, administrative, accounting, marketing, personnel, engineering and other support services being performed by Telecomm. These amounts were allocated to the Division based on allocation methodologies described above.



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       Management believes that these estimates and allocations were based on reasonable methodologies, and the resulting financial statement amounts properly depict the financial position and results of operations of the Division. Furthermore, the accompanying statements reflect historical Telecomm ownership and operation, with no pro-forma adjustments for specific contract terms governing transfer to a specific buyer or for any anticipated change in methods of operation. Therefore, actual results could differ significantly if the Division operated as a separate entity or as part of another entity other than Telecomm.


  2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       USE OF ESTIMATES

       The preparation of the financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The Division receives commission sales revenue from Ameritech that is based upon the submission of valid sales contracts. Sales transactions in support of commission sales revenue are subject to adjustment upon review. Actual results may differ from those estimates.

       CAPITAL ACCOUNTS

       Separate equity accounts are not maintained for the Division. For the purposes of these statements, net intercompany activity has been summarized as Divisional Equity.

       REVENUE RECOGNITION

       Revenues are recognized when earned and are recorded net of estimated cancellations and chargebacks.

       Network services or chargebacks will be recognized as earned when the Division receives notification from the carrier that the service has been installed or discontinued. The residual stream is recognized as earned only if it can be reasonably estimated and the carrier's contract stipulates a buyout clause for those future monies, otherwise it will be recognized on a monthly basis over the term of the contract.

       In December 1999, the SEC issued Staff Accounting Bulletin Number ("SAB No.") 101. "Revenue Recognition in Financial Statements," which provides additional guidance in applying generally accepted accounting principles for revenue recognition. The Division is currently evaluating the impact, if any, that SAB No. 101 may have on its revenue recognition policies.

       Although the Division has not yet determined whether SAB No. 101 will require any changes in its revenue recognition practices, management expects that any such changes would be accounted for prospectively as a cumulative effect of a change in accounting policy as permitted by the SAB No. 101. The SEC initially required any changes resulting from SAB No. 101 to be reflected in the Division's first quarter 2000 financial statements. However, on March 25, 2000, the SEC issued SAB No. 101A which defers required implementation of any changes resulting from SAB No. 101 until the Division's second quarter of 2000. Management does not expect that any changes in its accounting policies as a result of SAB No. 101 will have a material impact on its 2000 operating results and management believes that any such change will have no impact on the Division's previously reported financial position, results of operations or cash flows.



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       INCOME TAXES

       The Division did not file a separate tax return but rather was included in the income tax returns filed by Telecomm. The Division's allocated share of Telecomm's income tax provision was based on the "separate return" method.

  3.   DEBT:

       Long-term debt at March 31, 2000 and December 31, 1999 consists of the following:

Note payable to a financial institution, collateralized by a blanket filing on corporate assets. Interest accrues at 2.4% over the 30-Day Commercial Paper
Rate. The note required interest only payments for the three months with principal and interest payable thereafter in 60 monthly installments. Monthly principal payments of $64,776 commenced March 1, 1999 with
a balloon payment due on February 1, 2004 of $1,554,619.                                             $ 4,534,316     $ 4,728,644

Note payable to a related party in connection with the acquisition of
Long-Tell, Inc. Principal is due on January 2, 2002. Interest is payable
quarterly at 9% per annum.                                                                               200,000         200,000

Capitalized lease obligations payable in monthly installments ranging from $262 to $5,401 (including interest ranging from 4.8% to 29.8%) through
November 2003, collateralized by equipment.                                                               16,387          19,701
                                                                                                     -----------     -----------

Total long-term debt                                                                                   4,750,703       4,948,345

Less current portion                                                                                     791,073         790,980
                                                                                                     -----------     -----------
                                                                                                     $ 3,959,630     $ 4,157,365
                                                                                                     ===========     ===========

       Telecomm also has a line of credit (the "Line") with Merrill Lynch for an amount up to $4,000,000, of which $2,428,072 and $1,868,182 was outstanding at March 31, 2000 and December 31, 1999, respectively. Interest is due monthly at an annualized rate of 2.4% above the 30-day commercial paper rate. The line of credit is renewable on September 30, 2000, and is secured by all assets of the Division.



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